Exhibit 99.A

EL PASO CORPORATION
Operating Statistics
Second Quarter 2005

EL PASO CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share amounts)
(UNAUDITED)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2005	2004	2005	2004
Operating revenues	$1,224	$1,524	$2,366	$3,081

Operating expenses
Cost of products and services	60	435	159	825
Operation and maintenance	438	373	821	774
Loss on long-lived assets	360	17	381	255
Western Energy Settlement	—	—	59	—
Depreciation, depletion and amortization	294	263	574	538
Taxes, other than income taxes	65	66	136	130

	1,217	1,154	2,130	2,522

Operating income	7	370	236	559

Equity earnings and other income	52	128	275	259

Earnings before interest expense, income taxes, and other charges	59	498	511	818

Interest and debt expense	340	410	690	833

Return on preferred interests of consolidated subsidiaries	3	6	9	12

Income (loss) before income taxes	(284)	82	(188)	(27)

Income taxes (benefits)	(51)	48	(57)	58

Income (loss) from continuing operations	(233)	34	(131)	(85)

Discontinued operations, net of income taxes	(5)	(29)	(1)	(106)

Net income (loss)	(238)	5	(132)	(191)

Preferred stock dividends	(8)	—	(8)	—

Net income (loss) available to common stockholders	$(246)	$5	$(140)	$(191)

Diluted earnings (loss) per common share
Income (loss) from continuing operations	$(0.37)	$0.05	$(0.22)	$(0.13)
Discontinued operations, net of income taxes	(0.01)	(0.04)	—	(0.17)

Net income (loss) per common share	$(0.38)	$0.01	$(0.22)	$(0.30)

Diluted average common shares outstanding (000’s)	640,898	639,119	640,260	638,650

EL PASO CORPORATION
SEGMENT INFORMATION
(UNAUDITED)

	2005		2004				Year-to-Date
(In millions)	First	Second	First	Second	Third	Fourth	2005	2004
Operating revenues
Pipeline Group	$768	$653	$721	$617	$604	$709	$1,421	$1,338

Non-regulated Group
Production	439	452	446	430	400	459	891	876
Marketing and Trading	(175)	(21)	(159)	(141)	(120)	(88)	(196)	(300)
Power	77	109	207	236	181	171	186	443
Field Services	48	28	387	428	426	121	76	815
Other non-regulated(1)	27	22	43	28	31	28	49	71
Non-regulated eliminations(1)	(31)	(13)	(78)	(64)	(72)	(51)	(44)	(142)

Non-regulated Group Total	385	577	846	917	846	640	962	1,763
Corporate Group and eliminations(1)	(11)	(6)	(10)	(10)	(21)	15	(17)	(20)

Consolidated total	1,142	1,224	1,557	1,524	1,429	1,364	2,366	3,081

Depreciation, depletion and amortization
Pipeline Group	111	108	100	101	104	105	219	201

Non-regulated Group
Production	146	157	140	131	136	141	303	271
Marketing and Trading	1	1	3	3	4	3	2	6
Power	12	10	16	12	14	12	22	28
Field Services	1	1	3	4	3	2	2	7
Other non-regulated(1)	2	1	2	2	2	3	3	4

Non-regulated Group Total	162	170	164	152	159	161	332	316
Corporate Group and eliminations(1)	7	16	11	10	7	14	23	21

Consolidated total	280	294	275	263	270	280	574	538

Operating income (loss)
Pipeline Group	362	262	348	260	218	303	624	608

Non-regulated Group
Production	180	175	203	202	147	174	355	405
Marketing and Trading	(186)	(32)	(175)	(154)	(139)	(94)	(218)	(329)
Power	(38)	(357)	(204)	56	(48)	(228)	(395)	(148)
Field Services	2	(5)	10	7	(477)	(5)	(3)	17
Other non-regulated(1)	9	12	17	(1)	4	5	21	16

Non-regulated Group Total	(33)	(207)	(149)	110	(513)	(148)	(240)	(39)
Corporate Group and eliminations(1)	(100)	(48)	(10)	—	(60)	(169)	(148)	(10)

Consolidated total	229	7	189	370	(355)	(14)	236	559

Earnings (loss) before interest expense and income taxes (EBIT)
Pipeline Group	412	309	386	308	268	369	721	694

Non-regulated Group
Production	183	176	204	204	150	176	359	408
Marketing and Trading	(185)	(30)	(164)	(152)	(138)	(85)	(215)	(316)
Power	(50)	(381)	(169)	102	(7)	(525)	(431)	(67)
Field Services	182	(3)	36	27	61	(4)	179	63
Other non-regulated(1)	8	12	18	(4)	5	8	20	14

Non-regulated Group Total	138	(226)	(75)	177	71	(430)	(88)	102
Corporate Group and eliminations(1)	(98)	(24)	9	13	(62)	(204)	(122)	22

Consolidated total	$452	$59	$320	$498	$277	$(265)	$511	$818

Total significant items impacting EBIT(2)	$(31)	$489	$290	$39	$109	$666	$458	$329

(1)	Included in Corporate results in SEC filings

(2)	Refer to Schedule of Significant Items on page 17 for details.

EL PASO CORPORATION
CONSOLIDATED NET INCOME
(UNAUDITED)

	2005		2004				Year-to-Date
(In millions, except per share amounts)	First	Second	First	Second	Third	Fourth	2005	2004
Operating revenues	$1,142	$1,224	$1,557	$1,524	$1,429	$1,364	$2,366	$3,081
Operating expenses	913	1,217	1,368	1,154	1,784	1,378	2,130	2,522

Operating income (loss)	229	7	189	370	(355)	(14)	236	559

Equity earnings and other income (expense)	223	52	131	128	632	(251)	275	259

Earnings (loss) before interest expense, income taxes and other charges	452	59	320	498	277	(265)	511	818

Interest and debt expense	350	340	423	410	396	378	690	833
Return on preferred interests of consolidated subsidiaries	6	3	6	6	6	7	9	12

Income (loss) before income taxes	96	(284)	(109)	82	(125)	(650)	(188)	(27)

Income taxes (benefit)	(6)	(51)	10	48	77	(104)	(57)	58

Income (loss) from continuing operations	102	(233)	(119)	34	(202)	(546)	(131)	(85)

Discontinued operations, net of income taxes	4	(5)	(77)	(29)	(12)	4	(1)	(106)

Consolidated net income (loss)	$106	$(238)	$(196)	$5	$(214)	$(542)	$(132)	$(191)

Preferred stock dividends	—	(8)	—	—	—	—	(8)	—

Net income (loss) available to common stockholders	$106	$(246)	$(196)	$5	$(214)	$(542)	$(140)	$(191)

Diluted earnings (loss) per common share	$0.17	$(0.38)	$(0.31)	$0.01	$(0.33)	$(0.85)	$(0.22)	$(0.30)
Diluted average common shares outstanding (000’s)	641,816	640,898	638,212	639,119	639,163	639,320	640,260	638,650
Pretax Significant Items impacting EBIT (1)	$(31)	$489	$290	$39	$109	$666	$458	$329

(1)	Refer to Schedule of Significant Items on page 17 for details

EL PASO CORPORATION
CONSOLIDATED EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(UNAUDITED)

	2005		2004				Year-to-Date
(In millions)	First	Second	First	Second	Third	Fourth	2005	2004
Operating revenues
Pipeline Group	$768	$653	$721	$617	$604	$709	$1,421	$1,338

Non-regulated Group
Production	439	452	446	430	400	459	891	876
Marketing and Trading	(175)	(21)	(159)	(141)	(120)	(88)	(196)	(300)
Power	77	109	207	236	181	171	186	443
Field Services	48	28	387	428	426	121	76	815
Other non-regulated (1)	27	22	43	28	31	28	49	71
Non-regulated eliminations (1)	(31)	(13)	(78)	(64)	(72)	(51)	(44)	(142)

Non-regulated Group Total	385	577	846	917	846	640	962	1,763

Corporate Group and eliminations (1)	(11)	(6)	(10)	(10)	(21)	15	(17)	(20)

Total	1,142	1,224	1,557	1,524	1,429	1,364	2,366	3,081

Operating expenses
Cost of products and services	99	60	390	435	390	148	159	825
Operation and maintenance	383	438	401	373	475	623	821	774
Loss on long-lived assets	21	360	238	17	582	271	381	255
Western Energy Settlement	59	—	—	—	—	—	59	—
Depreciation, depletion and amortization	280	294	275	263	270	280	574	538
Taxes, other than income taxes	71	65	64	66	67	56	136	130

Total	913	1,217	1,368	1,154	1,784	1,378	2,130	2,522

Consolidated operating income (loss)	229	7	189	370	(355)	(14)	236	559

Equity earnings and other income (expense)	223	52	131	128	632	(251)	275	259

Earnings (loss) before interest expense and income taxes	$452	$59	$320	$498	$277	$(265)	$511	$818

(1)	Included in Corporate results in SEC filings

PIPELINE GROUP
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2005		2004				Year-to-Date
(In millions)	First	Second	First	Second	Third	Fourth	2005	2004
Operating revenues	$768	$653	$721	$617	$604	$709	$1,421	$1,338

Operating expenses
Operation and maintenance	259	246	234	219	244	271	505	453
Gain on long-lived assets	(7)	(3)	(1)	—	—	—	(10)	(1)
Depreciation, depletion and amortization	111	108	100	101	104	105	219	201
Taxes, other than income taxes	43	40	40	37	38	30	83	77

Total	406	391	373	357	386	406	797	730

Operating income	362	262	348	260	218	303	624	608

Equity earnings and other income	50	47	38	48	50	66	97	86

Earnings before interest expense and income taxes (EBIT)	$412	$309	$386	$308	$268	$369	$721	$694

Significant items:
Operating expenses	$—	$(2)	$4	$1	$—	$(1)	$(2)	$5
Equity earnings and other income	—	—	—	—	(4)	(15)	—	—

Total Significant Items	$—	$(2)	$4	$1	$(4)	$(16)	$(2)	$5

PIPELINE GROUP
THROUGHPUT
(Excludes Intrasegment Volumes)
(BBtu/d)

	2005		2004				Year-to-Date
	First	Second	First	Second	Third	Fourth	2005	2004
Tennessee Gas Pipeline	5,026	4,315	5,385	4,321	3,858	4,322	4,668	4,853
American Natural Resources	4,947	3,686	4,946	3,838	3,577	3,914	4,313	4,392
Southern Natural Gas	2,243	1,735	2,589	2,035	1,984	2,046	1,988	2,312
El Paso Natural Gas (1)	4,055	4,089	3,981	4,152	4,432	4,371	4,071	4,067
Colorado Interstate Gas (2)	3,406	3,653	2,824	2,720	2,678	2,957	3,530	2,772
El Paso Gas Transmission Mexico, S. de R.L.	50	50	50	50	50	50	50	50

Total	19,727	17,528	19,775	17,116	16,579	17,660	18,620	18,446

Equity Investments (Ownership Percentage)
Citrus (50%)	952	959	921	1,029	1,119	959	956	975
Great Lakes (50%)	1,223	1,140	1,131	1,096	1,079	1,094	1,181	1,114
Samalayuca & Gloria a Dios (50%)	209	214	208	219	228	210	212	213
San Fernando (50%)	475	475	475	475	475	475	475	475

Total	2,859	2,788	2,735	2,819	2,901	2,738	2,824	2,777

Total throughput	22,586	20,316	22,510	19,935	19,480	20,398	21,444	21,223

(1)	Including Mojave Pipeline Company (MPC)

(2)	Including Wyoming Interstate Company (WIC) and Cheyenne Plains Gas Pipeline (CPG)

NON-REGULATED GROUP
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2005		2004				Year-to-Date
(In millions)	First	Second	First	Second	Third	Fourth	2005	2004
Operating revenues
Production	$439	$452	$446	$430	$400	$459	$891	$876
Marketing and Trading	(175)	(21)	(159)	(141)	(120)	(88)	(196)	(300)
Power	77	109	207	236	181	171	186	443
Field Services	48	28	387	428	426	121	76	815
Other non-regulated (1)	27	22	43	28	31	28	49	71
Non-regulated eliminations(1)	(31)	(13)	(78)	(64)	(72)	(51)	(44)	(142)

Total	385	577	846	917	846	640	962	1,763

Operating expenses
Cost of products and services	53	34	346	398	361	109	87	744
Operation and maintenance	149	196	222	208	231	236	345	430
Loss on long-lived assets	28	363	242	22	582	271	391	264
Depreciation, depletion and amortization	162	170	164	152	159	161	332	316
Taxes, other than income taxes	26	21	21	27	26	11	47	48

Total	418	784	995	807	1,359	788	1,202	1,802

Operating income (loss)	(33)	(207)	(149)	110	(513)	(148)	(240)	(39)

Equity earnings and other income (expense)	171	(19)	74	67	584	(282)	152	141

Earnings (loss) before interest expense and income taxes (EBIT)	$138	$(226)	$(75)	$177	$71	$(430)	$(88)	$102

Significant items:
Operating expenses	$28	$384	$257	$24	$585	$273	$412	$281
Equity earnings and other income	(119)	81	24	16	(502)	356	(38)	40

Total Significant Items	$(91)	$465	$281	$40	$83	$629	$374	$321

(1)	Included in Corporate results in SEC filings

PRODUCTION
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2005		2004				Year-to-Date
(In millions)	First	Second	First	Second	Third	Fourth	2005	2004
Operating revenues
Natural gas	$353	$354	$368	$363	$325	$372	$707	$731
Oil, condensate and natural gas liquids (NGL)	85	96	77	66	75	87	181	143
Other	1	2	1	1	—	—	3	2

Total operating revenues	439	452	446	430	400	459	891	876

Transportation and net product costs (1)	(13)	(12)	(14)	(13)	(13)	(14)	(25)	(27)

Total operating margin	426	440	432	417	387	445	866	849

Operating expenses
Depreciation, depletion and amortization	146	157	140	131	136	141	303	271
Production costs (2)	55	59	42	44	58	66	114	86
Other charges (3)	—	2	9	2	1	10	2	11
General and administrative expenses	41	43	36	37	47	53	84	73
Taxes, other than production and income taxes	4	4	2	1	(2)	1	8	3

Total	246	265	229	215	240	271	511	444

Operating income	180	175	203	202	147	174	355	405
Equity earnings and other income	3	1	1	2	3	2	4	3

Earnings before interest expense and income taxes (EBIT)	$183	$176	$204	$204	$150	$176	$359	$408

Significant items:
Operating expenses	$—	$2	$9	$2	$1	$10	2	11

Total Significant items	$—	$2	$9	$2	$1	$10	$2	$11

(1)	Amounts are included in operating expenses on our consolidated statement of income

(2)	Production costs include lease operating costs and production related taxes (including ad valorem and severance taxes)

(3)	Other charges include restructuring costs and asset impairments

PRODUCTION
SALES VOLUMES, REALIZED PRICES AND COSTS PER UNIT

	2005		2004				Year-to-Date
	First	Second	First	Second	Third	Fourth	2005	2004
Natural Gas Sales Volumes from Continuing Operations (MMcf)
Onshore	20,324	24,259	18,784	18,504	20,204	20,143	44,583	37,288
Offshore	14,754	13,289	24,574	19,502	15,810	14,830	28,043	44,076
Texas Gulf Coast	16,758	16,560	22,341	23,529	20,616	19,172	33,318	45,870
International	4,322	3,682	—	—	2,652	4,196	8,004	—

Total Natural Gas Sales Volumes from Continuing Operations	56,158	57,790	65,699	61,535	59,282	58,341	113,948	127,234

Total Natural Gas Sales Volumes from Discontinued Operations(2)	445	91	4,694	101	46	429	536	4,795

Total Natural Gas Sales Volumes	56,603	57,881	70,393	61,636	59,328	58,770	114,484	132,029

Oil, Condensate and NGL Sales Volumes from Continuing Operations (MBbls)
Onshore	322	420	268	299	288	301	742	567
Offshore	1,028	1,092	1,493	909	1,007	981	2,120	2,402
Texas Gulf Coast	621	605	949	729	583	691	1,226	1,678
International	165	143	—	—	135	185	308	—

Total Oil, Condensate and NGL Sales Volumes from Continuing Operations	2,136	2,260	2,710	1,937	2,013	2,158	4,396	4,647

Total Oil, Condensate and NGL Sales Volumes from Discontinued Operations (2)	—	—	58	—	—	—	—	58

Total Oil, Condensate and NGL Sales Volumes	2,136	2,260	2,768	1,937	2,013	2,158	4,396	4,705

Equivalent Sales Volumes from Continuing Operations (MMcfe)
Onshore	22,256	26,782	20,392	20,298	21,933	21,948	49,038	40,690
Offshore	20,923	19,842	33,532	24,956	21,845	20,718	40,765	58,488
Texas Gulf Coast	20,484	20,189	28,034	27,903	24,117	23,318	40,673	55,937
International	5,313	4,538	—	—	3,464	5,308	9,851	—

Total Equivalent Sales Volumes from Continuing Operations	68,976	71,351	81,958	73,157	71,359	71,292	140,327	155,115

Total Equivalent Sales Volumes from Discontinued Operations (2)	445	91	5,043	101	46	429	536	5,144

Total Equivalent Sales Volumes	69,421	71,442	87,001	73,258	71,405	71,721	140,863	160,259

Weighted Average Realized Prices (1)
Natural gas including hedges ($/Mcf)	$6.10	$5.96	$5.46	$5.76	$5.30	$6.18	$6.03	$5.60
Natural gas excluding hedges ($/Mcf)	$5.53	$6.18	$5.54	$5.81	$5.35	$6.28	$5.86	$5.66
Oil, condensate and NGL including hedges ($/Bbl)	$39.11	$41.80	$27.32	$32.57	$36.32	$39.44	$40.49	$29.51
Oil, condensate and NGL excluding hedges ($/Bbl)	$39.45	$42.48	$27.31	$32.57	$36.44	$39.89	$41.01	$29.51

Production cost
Average lease operating cost ($/Mcfe)	$0.61	$0.76	$0.49	$0.51	$0.67	$0.74	$0.69	$0.50
Average production taxes ($/Mcfe)	$0.19	$0.07	$0.03	$0.09	$0.14	$0.19	$0.13	$0.06

Total production cost ($/Mcfe)	$0.80	$0.83	$0.52	$0.60	$0.81	$0.93	$0.82	$0.56

Average general and administrative cost ($/Mcfe)	$0.59	$0.61	$0.44	$0.51	$0.65	$0.75	$0.60	$0.47

Unit of production depletion cost ($/Mcfe)	$2.00	$2.05	$1.58	$1.64	$1.75	$1.81	$2.02	$1.61

(1)	Prices are stated after transportation costs

(2)	Includes Canada and Hungary

MARKETING AND TRADING
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intersegment Transactions)

	2005		2004				Year-to-Date
(In millions)	First	Second	First	Second	Third	Fourth	2005	2004

Gross margin and other revenue	$(175)	$(21)	$(159)	$(141)	$(120)	$(88)	$(196)	$(300)

Operating expenses
Operation and maintenance	10	9	13	10	15	15	19	23
Depreciation, depletion and amortization	1	1	3	3	4	3	2	6
Taxes, other than income taxes	—	1	—	—	—	(12)	1	—

Total	11	11	16	13	19	6	22	29

Operating loss	(186)	(32)	(175)	(154)	(139)	(94)	(218)	(329)

Equity earnings and other income	1	2	11	2	1	9	3	13

Earnings (loss) before interest expense and income taxes (EBIT)	$(185)	$(30)	$(164)	$(152)	$(138)	$(85)	$(215)	$(316)

Significant items:
Operating expenses	$—	$—	$2	$—	$—	$—	$—	$2

Total Significant Items	$—	$—	$2	$—	$—	$—	$—	$2

MARKETING AND TRADING
OPERATING DATA

	2005		2004				Year-to-Date
	First	Second	First	Second	Third	Fourth	2005	2004

Price Risk Management Statistics
Forward Trading Book (in millions)	$46	$36	$(525)	$(626)	$(752)	$(61)	$36	$(626)

Average VAR (in millions) (1)	$20	$23	$33	$31	$35	$51	$21	$32

Physical Gas Delivery (BBtu/d)	1,534	1,597	2,073	1,735	1,793	1,724	1,566	1,904
Physical Power Sales (MMWh)	15,096	14,505	23,493	22,652	27,346	21,982	29,601	46,145
Financial Settlements (BBtue/d)	8,081	7,595	25,033	18,804	17,952	17,072	7,836	21,918

Analysis of Price Risk Management Activities and Forward Book
Trading Portfolio Value at Risk:

Jun 30, 2005
(In millions)
One Day VAR-95% Confidence Level at 6/30/05	$25
Average VAR-95% Confidence Level during 2005	$21
High VAR-95% Confidence Level during 2005	$30
Low VAR-95% Confidence Level during 2005	$12

	June 30, 2005
	Forward	Return of Cash	Total Cash
Risk Management Assets and Liabilities	Trading Book	Collateral (2)	Expectations (3)
Mark to Market Value and Cash Liquidation		(In millions)
2005	$40	$122	$162
2006	2	47	49
2007	7	(70)	(63)
2008	22	(55)	(33)
2009	11	(41)	(30)
Remainder	(46)	5	(41)

Total	$36	$8	$44

(1)	Average VAR was calculated using the historical simulation methodology at a 95% confidence level.

(2)	Return of cash collateral includes margin posted against our production hedge payables that are included in production segment’s non-trading book.

(3)	Estimated present value of our expected settlements of accrual positions through 2028, assuming a reasonable utilization of transportation and storage capacity, were $(356) million at June 30, 2005.

POWER
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intersegment Transactions)

	2005		2004				Year-to-Date
(In millions)	First	Second	First	Second	Third	Fourth	2005	2004
Gross margin and other revenue	$59	$101	$160	$194	$155	$134	$160	$354

Operating expenses
Operation and maintenance	51	78	97	97	102	78	129	194
Loss on long-lived assets	27	361	240	16	77	266	388	256
Depreciation, depletion and amortization	12	10	16	12	14	12	22	28
Taxes, other than income taxes	7	9	11	13	10	6	16	24

Total	97	458	364	138	203	362	555	502

Operating income (loss)	(38)	(357)	(204)	56	(48)	(228)	(395)	(148)

Equity earnings and other income (expense)	(12)	(24)	35	46	41	(297)	(36)	81

Earnings (loss) before interest expense and income taxes (EBIT)	$(50)	$(381)	$(169)	$102	$(7)	$(525)	$(431)	$(67)

Significant items:
Operating expenses	$27	$380	$243	$15	$80	$266	$407	$258
Equity earnings and other income	61	81	23	15	11	346	142	38

Total Significant Items	$88	$461	$266	$30	$91	$612	$549	$296

EBIT
Domestic power	$12	$44	$(73)	$41	$(33)	$(392)	$56	$(32)
International power	(41)	(416)	(84)	70	42	(117)	(457)	(14)
Power G&A	(21)	(9)	(12)	(9)	(16)	(16)	(30)	(21)

Total Power	$(50)	$(381)	$(169)	$102	$(7)	$(525)	$(431)	$(67)

POWER
OPERATING DATA

	2005		2004				Year-to-Date
	First	Second	First	Second	Third	Fourth	2005	2004
Price Risk Management Statistics
Forward Non-trading Book (in millions)	$65	$60	$1,823	$946	$905	$665	$60	$946

Asset Statistics
Power Assets Capacity (Net Megawatts Owned)
Domestic	1,022	905	3,982	3,715	1,950	1,341	905	3,715
International	4,403	4,307	4,446	4,446	4,456	4,487	4,307	4,446

Total	5,425	5,212	8,428	8,161	6,406	5,828	5,212	8,161

Power Generation Volumes (MMWh) — for consolidated plants only	499	322	1,512	1,593	1,810	1,339	821	3,105

FIELD SERVICES
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intersegment Transactions)

	2005		2004				Year-to-Date
(In millions)	First	Second	First	Second	Third	Fourth	2005	2004

Gross Margin	3	7	45	44	53	23	10	89

Operating expenses
Operation and maintenance	(1)	4	26	25	19	32	3	51
(Gain) loss on long-lived assets	1	6	2	6	506	(6)	7	8
Depreciation, depletion and amortization	1	1	3	4	3	2	2	7
Taxes, other than income taxes	—	1	4	2	2	—	1	6

Total	1	12	35	37	530	28	13	72

Operating income (loss)	2	(5)	10	7	(477)	(5)	(3)	17
Equity earnings and other income	180	2	26	20	538	1	182	46

Earnings (loss) before interest expense and income taxes (EBIT)	$182	$(3)	$36	$27	$61	$(4)	$179	$63

Significant items:
Operating expenses	$1	$6	$3	$7	$505	$(6)	$7	$10
Equity earnings and other income	(180)	—	1	1	(513)	10	(180)	2

Total Significant Items	$(179)	$6	$4	$8	$(8)	$4	$(173)	$12

Equity earnings from GulfTerra Energy Partners, L.P. (1)	$—	$—	$34	$29	$31	$6	$—	$63

Cash Distributions from GulfTerra Energy Partners, L.P.
Common unit ownership	$—	$—	$7	$7	$7	$5	$—	$14
Series C unit ownership	—	—	8	8	8	—	—	16
General partner ownership	—	—	21	22	22	2	—	43

Total	$—	$—	$36	$37	$37	$7	$—	$73

(1)	In September 2004, in connection with the closing of the merger between GulfTerra and Enterprise, we completed the sale of substantially all of our interests in GulfTerra, as well as nine processing plants located in South Texas to affiliates of Enterprise. The GulfTerra interests sold were our interest in the general partner of GulfTerra, 10.9 million Series C units and 2.9 million GulfTerra common units. Our total gross cash proceeds from the sales were approximately $1.03 billion. In addition to the cash proceeds, we received a 9.9 percent interest in the general partner of the combined organization, Enterprise Products GP, LLC. Our remaining GulfTerra common units were exchanged for approximately 13.5 million common units in Enterprise as a result of the merger. As of December 31, 2004, we had approximately $257 million of investments in unconsolidated affiliates on our balance sheet related to Enterprise. We sold our remaining interests to Enterprise in January 2005.

OTHER NON-REGULATED (1)
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intersegment Transactions)

	2005		2004				Year-to-Date
(In millions)	First	Second	First	Second	Third	Fourth	2005	2004

Gross margin and other revenue	$19	$16	$30	$14	$17	$17	$35	$44

Operating expenses
Operation and maintenance	5	6	9	8	6	4	11	17
(Gain) loss on long-lived assets	—	(4)	—	—	(1)	3	(4)	—
Depreciation, depletion and amortization	2	1	2	2	2	3	3	4
Taxes, other than income taxes	3	1	2	5	6	2	4	7

Total	10	4	13	15	13	12	14	28

Operating income (loss)	9	12	17	(1)	4	5	21	16

Equity earnings and other income (expense)	(1)	—	1	(3)	1	3	(1)	(2)

Earnings (loss) before interest expense and income taxes (EBIT)	$8	$12	$18	$(4)	$5	$8	$20	$14

Significant items:
Operating expenses	$—	$(4)	$—	$—	$(1)	$3	$(4)	$—

Total Significant Items	$—	$(4)	$—	$—	$(1)	$3	$(4)	$—

EBIT
Global Networks (Telecom)	$—	$8	$(2)	$(6)	$—	$7	$8	$(8)
LNG	—	—	—	(2)	—	(3)	—	(2)
EnCap	4	2	15	—	2	—	6	15
Petroleum Markets Other	4	2	5	4	3	4	6	9

Total EBIT	$8	$12	$18	$(4)	$5	$8	$20	$14

(1)	Included in Corporate results in SEC filings

EL PASO CORPORATION
SCHEDULE OF SIGNIFICANT ITEMS
(UNAUDITED)

	2005		2004				Year-to-Date
(In millions)	First	Second	First	Second	Third	Fourth	2005	2004

Restructuring costs
Employee severance, retention and transition costs	$1	$2	$27	$6	$2	$3	$3	$33
Facility closures	—	27	—	—	30	50	27	—

Total restructuring costs	1	29	27	6	32	53	30	33

Impairments and net (gain) loss on sale of long-lived assets
Long-lived assets impairment	28	366	246	23	576	279	394	269
Long-lived assets net (gain) loss on sales	—	(5)	(7)	(6)	5	(8)	(5)	(13)
Minority interest related to Nejapa impairment	—	(6)	—	—	—	—	(6)	—

Total (gain) loss on long-lived assets	28	355	239	17	581	271	383	256

Impairments and net (gain) loss on sale of investments
Equity investments impairment	85	88	18	19	14	346	173	37
Equity investments net (gain) loss on sales	(204)	(1)	6	(1)	(520)	(6)	(205)	5
Cost basis investments impairment	—	—	—	(2)	2	2	—	(2)

Total (gain) loss on investments	(119)	87	24	16	(504)	342	(32)	40

Macae receivable impairment	—	18	—	—	—	—	18	—
Western Energy Settlement	59	—	—	—	—	—	59	—

Total significant items impacting EBIT	$(31)	$489	$290	$39	$109	$666	$458	$329

Significant Items impacting EBIT by segment:
Pipeline Group	$—	$(2)	$4	$1	$(4)	$(16)	$(2)	$5
Production	—	2	9	2	1	10	2	11
Marketing and Trading	—	—	2	—	—	—	—	2
Power	88	461	266	30	91	612	549	296
Field Services	(179)	6	4	8	(8)	4	(173)	12
Other non-regulated	—	(4)	—	—	(1)	3	(4)	—
Corporate (see below)	60	26	5	(2)	30	53	86	3

Total significant items impacting EBIT	$(31)	$489	$290	$39	$109	$666	$458	$329

Corporate
Significant items:
Operating expenses	$1	$26	$5	$(2)	$30	$50	$27	$3
Western Energy Settlement	59	—	—	—	—	—	59	—
Equity earnings and other income	—	—	—	—	—	3	—	—

Total Significant Items	$60	$26	$5	$(2)	$30	$53	$86	$3